Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Commitments

Lease Commitments

Rent and lease expense was $118.5 million, $106.1 million and $95.5 million for the years ended December 31, 2018, 2017 and 2016, respectively, and included contingent rent payments of $28.7 million, $24.2 million and $23.0 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The future minimum lease payments for the remaining non-cancellable term of our leases at December 31, 2018 are as follows ($ thousands):

Year	Operating	Capital	Total
2019	69,690	8,946	78,636
2020	56,204	8,304	64,508
2021	46,092	7,499	53,591
2022	41,324	5,809	47,133
2023	38,155	6,097	44,252
Thereafter	204,216	2,978	207,194
Total future minimum lease payments	455,681	39,633	495,314
Less imputed interest		(9,529)
Present value of future minimum lease payments		30,104

Facility Lease

We have a lease for a facility in Providence, Rhode Island. We have the right to terminate the lease after June 30, 2023 if our FMC with the State of Rhode Island is not renewed, in exchange for a termination fee equal to six months of base rent plus operating expenses. The lease includes two 10-year extension options. We have the unilateral right to extend the lease under the two extension options under the same terms as in the initial term. We may not assign the lease or sublease our portion of the facility without the lessor’s approval, which is not to be unreasonably withheld. The lease has been accounted for under the build-to-suit guidance because we were considered the owner of the facility during the construction period. At the end of the construction period, the transaction did not qualify for sale-leaseback accounting because we had continuing involvement. Therefore, we carry the entire cost of the facility as an asset with an offsetting liability that is reduced over time under the financing method. The facility is depreciated over its useful life of 40 years. The asset associated with this lease, which is classified as PPE in the consolidated balance sheets, is carried at a cost of $55.6 million with accumulated depreciation of $17.0 million at December 31, 2018. The liability and the net book value of the asset will be $32.5 million at the end of the non-cancellable lease term. The total future minimum lease payments of $18.8 million for this lease are included within the capital lease section of the table above.

Sale and Leaseback Transactions

On March 29, 2017, we entered into a sale-leaseback transaction for our main manufacturing and production facility located in Reno, Nevada. The transaction included a 15.5 year initial lease term, with four 5-year additional renewal periods exercisable at our option, 3% annual rent increases, and payment and performance guarantees. Rent expense was $13.4 million for the year ended December 31, 2018.

The transaction is accounted for as an operating lease, and future minimum lease payments of $186.6 million are included in the operating lease section in the table above.

Communication Equipment Capital Leases

We have capital leases for certain communication equipment that is primarily used to provide services under our FMCs and LMAs. These leases expire between 2019 and 2028. The leases have options to extend and options to purchase the equipment, and do not contain escalation clauses. The future minimum lease payments of $20.8 million for these leases are included within the capital lease section in the table above. The assets associated with these leases, which are classified as Systems & Equipment in the consolidated balance sheets, are carried at a cost of $36.2 million with accumulated amortization of $19.1 million at December 31, 2018. Amortization of capital lease assets is included in depreciation expense within cost of services in our consolidated statements of operations.

Jackpot Commitments

Jackpot liabilities are recorded as current and non-current liabilities as follows:

($ thousands)	December 31, 2018
Current liabilities	76,191
Non-current liabilities	178,376
254,567

Future jackpot payments are due as follows ($ thousands):

Year	Previous Winners	Future Winners	Total
2019	34,179	41,865	76,044
2020	29,119	9,882	39,001
2021	24,755	709	25,464
2022	21,982	709	22,691
2023	19,717	709	20,426
Thereafter	105,418	10,641	116,059
Future jackpot payments due	235,170	64,515	299,685
Unamortized discounts			(45,118)
Total jackpot liabilities			254,567

Other Commitments

Yeonama Holdings Co. Limited

In 2013, we invested €19.8 million in Yeonama Holdings Co. Limited ("Yeonama"), a shareholder in Emma Delta Limited, the fund that holds a 33% interest in OPAP S.A. ("OPAP"), the Greek gaming and sports betting operator, with a commitment to invest up to an additional €10.2 million. In the first quarter of 2018, our commitment was reduced from €10.2 million to €1.5 million ($1.7 million at the December 31, 2018 exchange rate) in Yeonama, representing a total potential €21.3 million ($24.4 million at the December 31, 2018 exchange rate) investment.

Contingencies

Performance and other bonds

In connection with certain contracts and procurements, we have delivered performance bonds for the benefit of customers and bid and litigation bonds for the benefit of potential customers. These bonds give the beneficiary the right to obtain payment and/or performance from the issuer of the bond if certain specified events occur. In the case of performance bonds, which generally have a term of one year, such events include our failure to perform our obligations under the applicable contract. The following table provides information related to potential commitments for bonds outstanding at December 31, 2018:

($ thousands)	Total bonds
Performance bonds	480,744
Wide Area Progressive bonds	240,560
Bid and litigation bonds	38,411
All other bonds	3,154
762,869

Guarantees and Indemnifications

Loxley GTECH Technology Co., LTD Guarantee

We have a 49% interest in Loxley GTECH Technology Co., LTD ("LGT"). LGT is a joint venture that was formed to provide an online lottery system in Thailand.
We have guaranteed, along with the 51% shareholder in LGT, performance bonds provided on behalf of LGT by an unrelated commercial lender. The performance bonds relate to LGT’s performance under the July 2005 contract between the Government Lottery Office of Thailand and LGT should such contract become operational. We are jointly and severally liable with the other shareholder in LGT for this guarantee. There is no scheduled termination date for our guarantee obligation. At December 31, 2018, the maximum liability under the guarantee was Baht 375 million ($11.6 million). We do not have any obligation related to this guarantee because the July 2005 contract to provide the online lottery system is not in operation due to continuing political instability in Thailand.

Zest Gaming Contingent Consideration

On July 25, 2017, we acquired the video bingo subsidiaries and related operating assets of Zest Gaming S.r.l., a leading supplier of multi-card video bingo solutions headquartered in Italy. The acquisition consideration included a fair value estimate of contingent consideration related to existing operations for the twelve month period ending June 30, 2018. As of December 31, 2017, the contingent consideration was remeasured and a €2.6 million ($3.1 million) gain was recorded within selling, general and administrative expense on the consolidated statements of operations. Upon the conclusion of the contingent consideration period, the threshold for the earn out calculation was not met. The related liability was remeasured and a €6.5 million ($7.5 million) gain was recorded within selling, general and administrative expense on the consolidated statements of operations for the year ended December 31, 2018.

Legal Proceedings

From time to time, the Parent and/or one or more of its subsidiaries are party to legal, regulatory, or administrative proceedings regarding, among other matters, claims by and against us, and injunctions by third parties arising out of the ordinary course of business. Licenses are also subject to legal challenges by competitors, including Sisal and Stanley International Betting Limited, seeking to annul awards made to the Company. The Parent and/or one or more of its subsidiaries are also, from time to time, subjects of or parties to ethics and compliance inquiries and investigations related to the Company’s ongoing operations. Legal proceedings can be expensive and disruptive to normal business operations. Moreover, the results of legal proceedings are often difficult to predict and our view of these matters may change as the related proceedings and events unfold. At December 31, 2018, provisions for litigation matters amounted to $12.0 million. With respect to litigation and other legal proceedings where we have determined that a loss is reasonably possible but we are unable to estimate the amount or range of reasonably possible loss, in excess of amounts already accrued, no additional amounts have been accrued, given the uncertainties of litigation and the inherent difficulty of predicting the outcome of legal proceedings.

Texas Fun 5’s Instant Ticket Game

Five lawsuits have been filed against IGT Global Solutions Corporation (f/k/a GTECH Corporation) in Texas state court arising out of the Fun 5’s instant ticket game sold by the Texas Lottery Commission ("TLC") from September 14, 2014 to October 21, 2014. Plaintiffs allege each ticket’s instruction for Game 5 provided a 5x win (five times the prize box amount) any time the "Money Bag" symbol was revealed in the "5X BOX". However, TLC awarded a 5x win only when (1) the "Money Bag" symbol was revealed and (2) three symbols in a pattern were revealed.

(a)
Steele, James et al. v. GTECH Corp., filed on December 9, 2014, in Travis County (No. D1GN145114). Through intervenor actions, over 1,200 plaintiffs claim damages in excess of $500.0 million. GTECH Corporation’s plea to the jurisdiction for dismissal based on sovereign immunity was denied. GTECH Corporation appealed. The appellate court ordered that plaintiffs' sole remaining claim should be reconsidered. On April 27, 2018, IGT Global Solutions Corporation petitioned for Texas Supreme Court review and the Texas Supreme Court has requested briefs.

(b)
Nettles, Dawn v. GTECH Corp. et al., filed on January 7, 2015, in Dallas County (No. 051501559CV). Plaintiff claims damages in excess of $4.0 million. GTECH Corporation and the Texas Lottery Commission won pleas to the jurisdiction for dismissal based on sovereign immunity. Plaintiff lost her appeal and petitioned for Texas Supreme Court review. The Texas Supreme Court has requested briefs.

(c)	Guerra, Esmeralda v. GTECH Corp. et al., filed on June 10, 2016, in Hidalgo County (No. C277716B). Plaintiff claims damages in excess of $0.5 million.

(d)	Wiggins, Mario & Kimberly v. IGT Global Solutions Corp., filed on September 15, 2016, in Travis County (No. D1GN16004344). Plaintiffs claim damages in excess of $1.0 million.

(e)	Campos, Osvaldo Guadalupe et al. v. GTECH Corp., filed on October 20, 2016, in Travis County (No. D1GN16005300). Plaintiffs claim damages in excess of $1.0 million.

We dispute the claims made in each of these cases and continue to defend against these lawsuits.

Illinois State Lottery

On February 2, 2017, putative class representatives of retailers and lottery ticket purchasers alleged the Illinois Lottery collected millions of dollars from sales of instant ticket games and wrongfully ended certain games before all top prizes had been sold. Raqqa, Inc. et al. v. Northstar Lottery Group, LLC., was filed in Illinois state court, St. Clair County (No. 17L51) against Northstar Lottery Group LLC, a consortium in which the Parent indirectly holds an 80% controlling interest. The claims include tortious interference with contract, violations of Illinois Consumer Fraud and Deceptive Practices Act, and unjust enrichment. The lawsuit was removed to the U.S. District Court for the Southern District of Illinois. On May 9, 2018, IGT Global Solutions Corporation and Scientific Games International, Inc. were added as defendants. On March 15, 2017, a second lawsuit, Atteberry, Dennis et al. v. Northstar Lottery Group, LLC, was filed in Illinois state court, Cook County (No. 2017CHO3755) seeking damages on the same matter. We dispute the claims made in both cases and continue to defend against these lawsuits.

Mexican Inventory Tax

The Mexican Tax Administration Service levied an assessment of income tax, VAT, profit sharing, interest and penalties on GTECH Mexico for the 2006 fiscal year that, as at December 31, 2018, amounted to 539 million Mexican Pesos. Approximately 65% of the assessment relates to denial of the deductibility of cost of goods sold ("cost of goods sold deduction") by GTECH Mexico to its parent and the remaining assessment relates primarily to intercompany loan proceeds (treated as taxable income) received from GTECH Mexico’s parent. Although lower courts upheld the assessment, the Mexican Appellate Court ruled the loan proceeds non-taxable, but denied our cost of goods sold deduction. The Mexican Supreme Court upheld the Appellate Court’s ruling that the cost of goods sold deduction would not apply. As a result of this loss, an accrual in the amount of 354.8 million Mexican Pesos ($18.1 million at the December 31, 2018 exchange rate) was recorded to income taxes payable in the consolidated balance sheet at December 31, 2018. GTECH Mexico filed a constitutional appeal on November 23, 2017. The other tax issues are still being addressed in the courts in Mexico. We maintain that the assessment is without merit. For a further discussion of the cost of goods sold deduction tax issue, refer to Note 15, Income Taxes.

Previously Disclosed Matters

Set forth below are legal proceedings that were previously disclosed and for which we determined will not have a material impact on our operations, financial position, liquidity, or results of operations.

Brazil ICMS Tax

Since 1997, GTECH Brazil has paid ISS service taxes on its revenues derived from its lottery contract with Caixa Eonomica Federal. On July 26, 2005, the State of São Paulo challenged this tax classification, claiming the higher ICMS tax (Brazilian VAT) should have been applied on the value of printing ribbons, rolls of paper, and wagering slips ("Consumables") distributed to lottery outlets. On February 27, 2017, the Brazilian court ruled that rolls of paper and wagering slips were not subject to ICMS, but printing ribbons were, although at a lower tax rate than the São Paulo tax authorities had applied. Both parties appealed the respective unfavorable aspects of the lower court’s ruling to the Court of Appeals. On March 7, 2018, the Court of Appeals ruled in GTECH Brazil’s favor with respect to its petition to also exclude the printer ribbons from the ICMS tax. The Court of Appeals also ruled against the petition of the tax authority to reverse the lower court’s ruling to exclude rolls of paper and wagering slips from ICMS tax. The Brazilian tax authority has appealed the Court of Appeals' rulings in favor of GTECH Brazil. The proceedings are likely to take several years, and we have determined that a ruling adverse to us will not have a material impact on our operations, financial position, liquidity, or results of operations.